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                                                                   Exhibit 10.27



                           Atmos Energy Corporation

                          Restricted Stock Grant Plan







Effective October 1, 1987
Amended and Restated as of November 12, 1997
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                            ATMOS ENERGY CORPORATION
                          RESTRICTED STOCK GRANT PLAN
                 (Amended and Restated as of November 12, 1997)


I.   Purpose of Plan

     The Atmos Energy Corporation Restricted Stock Grant Plan (the "Plan") has been established to align the interests of its participants more directly with those of the Company's shareholders, to retain and attract managerial and professional personnel of exceptional ability and to encourage strong commitment to corporate objectives.

II.  Plan Definitions

     All rights and conditions under the Plan are specified in the following paragraphs subject to compliance with applicable laws and regulations. As used in the Plan, the following terms and phrases shall have the meanings ascribed to them below:

     A. "Board" or "Board of Directors" shall mean the Board of Directors of Atmos Energy Corporation.

     B.   "Common Stock" shall mean the common stock of Atmos Energy
          Corporation.

     C.   "Company" shall mean Atmos Energy Corporation.

     D. "Disability" shall mean such total and permanent disability as qualifies the participant for benefits under the Company's Long-Term Disability Plan covering the participant at the time.

     E.   "Exchange Act" shall mean the Securities Exchange Act of 1934.

     F. "Fair Market Value" with regard to the Restricted Stock on a particular date shall mean the closing price of a share of Common Stock as reported by the New York Stock Exchange-Composite Transactions on that date. However, if no trading in the Common Stock occurs on the New York Stock Exchange on that date, the "Fair Market Value" shall mean the closing price as reported on the immediately preceding date. In the event the Common Stock is traded on an exchange other than the New York Stock Exchange, the Board of Directors shall select a suitable substitute published stock quotation system, which system shall be in compliance with all relevant regulatory provisions.

     G. "Subsidiary" shall mean any direct or indirect subsidiary of Atmos Energy Corporation.

III. Eligibility

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     The participants in the Plan shall be such employees of the Company or any
Subsidiary as may be selected from time to time by the Board in its discretion. Directors of the Company who are not also employees of the Company shall not be eligible to participate in the Plan. In order to receive Restricted Stock, participants must not, at the time the grant of Restricted Stock is made, be subject to any agreement with the Company that restricts the acquisition of shares of Common Stock.

IV.  Stock Subject to Plan

     The stock subject to the Plan shall consist of shares of Common Stock to which the restrictions specified in Section V.F. are attached. This stock is hereafter referred to as "Restricted Stock". The total number of shares of Restricted Stock, subject to adjustment as provided in Section XII, that may be awarded by the Company under the Plan shall not be more than 900,000 shares. Restricted Stock awarded under the Plan shall, in the sole discretion of the Board of Directors, consist of either previously issued shares purchased on the open market or shares purchased from the Company as original issue shares or treasury shares.

V.   Terms and Conditions of Restricted Stock Awards

     Each share of Restricted Stock awarded under the Plan shall be subject to the following restrictions:

     A. Shares of Restricted Stock awarded to a Plan participant may not be sold, transferred, pledged, hypothecated, encumbered, or otherwise alienated in any manner, whether voluntarily, by operation of law, or otherwise, until the restrictions on such shares are removed pursuant to the Plan and said shares are delivered to the participant.

     B. Shares of Restricted Stock awarded to a Plan participant will be forfeited if, prior to the removal of restrictions on the Restricted Stock awarded hereunder, the recipient terminates employment for any reason other than death, disability, or retirement.

     C. At the time and on the date of a participant's death, disability, or retirement (upon or after attaining the age of 62) while employed by the Company or Subsidiary, all restrictions placed on each share of Restricted Stock awarded to that participant shall be removed and such shares shall be delivered to the participant or to his legal representatives, beneficiaries, or heirs. From and after such date, the participant or the participant's estate, personal representative or beneficiary, as the case may be, shall have full rights of transfer or resale with respect to such stock subject to applicable state and federal regulations. The restrictions on shares of

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          Restricted Stock awarded to a participant shall not be removed due to the participant's retirement prior to attaining the age of 62, unless such removal is expressly approved by the Board of Directors.

     D. Stock certificates representing the number of shares of Restricted Stock granted to an employee of the Company or Subsidiary shall be registered in the employee's name, but the certificates representing any shares of Restricted Stock shall be held in the custody of the Company for the participant's account. All dividends and distributions (other than stock dividends and distributions) on shares held in the custody of the Company shall be paid to the participant, however, regardless of the fact that the shares are being held in behalf of the participant. Any new, additional, or different shares or securities issued (due to a stock split, stock dividend, or other stock distribution) with respect to Restricted Stock previously awarded under the Plan shall be held by the Company as Restricted Stock for the participant's account and shall have the same restrictions as the underlying Restricted Stock with respect to which such new, additional, or different shares or securities were issued. At such time as restrictions are removed from any portion of the Restricted Stock held by the Company for the participant, certificates representing such shares shall be delivered free of all restrictions to the participant or to the participant's legal representatives, beneficiaries, or heirs.

     E. Additional grants of Restricted Stock to a participant after the initial grant to such participant may have restriction provisions different from those provided in Section VI. If such is the case, the award of such stock will be conditioned upon the acceptance by the participant of such different provisions.

     F. Each certificate issued in respect of shares of Restricted Stock granted to a participant under the Plan shall bear the following, or similar legend:

               "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeitures) contained in the Atmos Energy Corporation Restricted Stock Grant Plan. A copy of the Plan is on file in the office of Atmos Energy Corporation, 1800 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, Texas 75240."


VI.  Removal of Restrictions

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     A participant who receives a Restricted Stock award pursuant to the Plan shall be entitled to delivery of shares free and clear of all restrictions, if such participant is an employee of the Company or Subsidiary at the time (subject to the provisions of Sections V.C. and V.E. herein), according to the following schedule:

                                                 Percentage of Original
           Completed Years of Service                 Grant Delivered
             After Date of Grant                       to Participant

                     3                                       25%
                     4                                       25%
                     5                                       25%
                     6                                       25%

     Notwithstanding the foregoing provisions, each participant shall, in the event of a Change of Control of the Company, receive free of restriction all Restricted Stock granted to the participant on or before the effective date of such Change of Control. As used in the Plan, a "Change in Control" of the Company shall be deemed to have occurred if:

     (A) Any "Person" (as defined in subparagraph (ii) below), other than (1) the Company or any Subsidiary, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, as defined in Rule 12b-2 promulgated under
          Section 12 of the Exchange Act ("Affiliates"), (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the shareholders of the Company, in substantially the same proportions as their ownership of stock of the Company, who is or becomes the "beneficial owner" (as defined in subparagraph (ii) below), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its Affiliates) representing 33-1/3% or more of the combined voting power of the Company's then outstanding securities, or 33-1/3% or more of the then outstanding common stock of the Company, excluding any Person who becomes such a beneficial owner in connection with a transaction described in subparagraph (C)(1) below.

     (B) During any period of two consecutive years (the "Period"), individuals who at the beginning of the Period constitute the Board of the Company and any "new director" (as defined in subparagraph (ii) below) cease for any reason to constitute a majority of the Board.

     (C) There is consummated a merger or consolidation of the Company or any Subsidiary with any other corporation, except if:

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          (i)  the merger or consolidation would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

               the merger or consolidation is effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 60% or more of the combined voting power of the Company's then outstanding securities.

     (D) The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by the stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

          (ii) For purposes of subparagraph (i) above,

               (A) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) of the Exchange Act.

               "Beneficial owner" shall have the meaning provided in Rule 13d-3 under the Exchange Act.

               "New director" shall mean an individual whose election by the Company's Board or nomination for election by the Company's shareholders was approved by a vote of at least 2/3's of the directors then still in office who either were directors at the beginning of the Period or whose election or nomination for election was previously so approved or recommended. However, "new director" shall not include a director whose

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               initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation relating to the election of directors of the Company.

VII. Stock Withholding Requirement

     Upon the removal or lapse of the restrictions on any Restricted Stock awarded to a participant, the number of shares issuable by the Company to the participant shall be subject to applicable withholding requirements for income and employment taxes arising from the removal or lapse of the restrictions on the Restricted Stock.

VIII. Forfeited Shares

     If shares of Restricted Stock are forfeited according to the terms of the Plan, the number of shares forfeited may be added back to the number of shares available for issuance under the Plan. Any shares of Restricted Stock that are forfeited according to the terms of the Plan shall be held by the Company as treasury shares and shall be available for reissuance under the Plan.

IX.  Rights of Recipients as Shareholders

     Except as otherwise provided in the Plan, a recipient of a Restricted Stock grant under the Plan shall have all of the rights of a shareholder of the Company with respect to such shares of Restricted Stock, including the right to vote such shares and receive the dividends and other distributions paid or made with respect to such shares in accordance with Section V.D. above.

X.   Administration of the Plan

     The Board shall have full authority to manage and control the operation and administration of the Plan. Any action taken by the Board with respect to the Plan shall be taken upon the affirmative vote of a majority of the directors. The Board shall have the power to construe and interpret the Plan in accordance with its terms and to establish and amend the rules and regulations for its administration. All determinations of the Board shall be final and shall not be subject to appeal. The Board shall designate those employees of the Company and its Subsidiaries who are eligible to participate in the Plan subject to the provisions of Section III and shall designate the amounts of Restricted Stock to be granted.

XI.    Amendment and Termination

     The Board in its discretion may terminate the Plan at any time with respect to any shares of Restricted Stock which have not theretofore been granted. The Board shall have the right to

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alter or amend the Plan or any part thereof from time to time; provided, that no change in any Restricted Stock theretofore granted may be made which would impair the rights of the grantee without the consent of such grantee; and provided, further, that the Board may not make any alteration or amendment which would materially increase the benefits accruing to participants under the Plan, materially increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan, change the class of employees eligible to receive grants under the Plan, withdraw the administration of the Plan from the Board or permit any non-employee member of the Board to be eligible to receive a grant under the Plan without the approval of the stockholders of the Company.

XII. Adjustment Upon Changes in Stock

     If there shall be any change in the number of shares of Common Stock subject to the Plan or to any Restricted Stock granted thereunder, through subdivision, combination, or reclassification of shares, or through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure, appropriate adjustment shall be made by the Board in the aggregate number of shares subject to the Plan.

XIII. No Employment Rights

     The adoption of the Plan does not confer upon any employee of the Company or a Subsidiary any right to continue employment with the Company or Subsidiary, as the case may be, nor does it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

     IN WITNESS WHEREOF, and as conclusive evidence of its adoption of this Amended and Restated Restricted Stock Grant Plan, the Company has caused this Plan to be duly executed on this 12/th/ day of November, 1997.

                         ATMOS ENERGY CORPORATION


                         By:  /s/ Robert W. Best
                             -----------------------------
                              Robert W. Best
                              Chairman, President and
                              Chief Executive Officer

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